Consent of Independent Registered Public Accounting Firm

The Board of Directors
Kansas City Life Insurance Company:

We consent to the use of our reports dated February 27, 2009 with respect to the consolidated financial statements of Kansas City Life Insurance Company (the Company) and subsidiaries as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008 and the effectiveness of internal control over financial reporting as of December 31, 2008; and to the use of our report dated April 10, 2009, with respect to the statement of net assets of Kansas City Life Variable Annuity Separate Account (comprising individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2008, and the related statement of operations for the period or year then ended; the statement of changes in net assets for each of the periods or years in the two-year period then ended; and financial highlights for each of the periods or years in the five-year period then ended, which reports appear in the Statement of Additional Information accompanying the Prospectus of Century II Variable Annuity, included in the Post-Effective Amendment No. 19 to the Registration Statement under the Securities Exchange Act of 1933 (File No. 033-89984) on Form N-4 and to the reference to our firm under the heading Experts, also in the Statement of Additional Information. Our report on the consolidated financial statements dated February 27, 2009 contains an explanatory paragraph stating that as discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accounts Statement of Position 05-01, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts, effective January 1, 2007 and Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement No. 109, effective January 1, 2007.

/s/ KPMG LLP

Kansas City, Missouri
April 27, 2009